Back to Form 8-K
Exhibit 10.1

NOTICE OF AWARD

State Of Missouri
Office Of Administration
Division Of Purchasing And Materials Management
PO Box 809
Jefferson City, MO 65102
www .oa.mo. gov/purch

CONTRACT NUMBER C306118005	CONTRACT TITLE Medicaid Managed Care – Eastern Region
AMENDMENT NUMBER Amendment #010 Revised	CONTRACT PERIOD July 1, 2008 through June 30, 2009
REQUISITION NUMBER NR 886 25759002783	VENDOR NUMBER 3640504950 1
CONTRACTOR NAME AND ADDRESS HARMONY HEALTH PLAN OF MISSOURI 23 PUBLIC SQUARE STE 400 BELLEVILLE IL 62220	STATE AGENCY’S NAME AND ADDRESS Department of Social Services MO HealthNet Division PO Box 6500 Jefferson City MO 65102-6500
ACCEPTED BY THE STATE OF MISSOURI AS FOLLOWS: Contract C306118005 is hereby amended pursuant to the attached Amendment #010 Revised dated 09/24/08.
BUYER Laura Ortmeyer	BUYER CONTACT INFORMATION E-Mail: laura.ortmeyer@oa.mo.gov Phone: (573) 751-4579
SIGNATURE OF BUYER /s/ Laura Ortmeyer	DATE September 25, 2008
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT /s/ James Miluski James Miluski

STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT

AMENDMENT NO.: 010 Revised	REQ NO.: NR 886 25759002783
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Mo Health Net Managed Care – Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 09/24/08	E-MAIL: laura.ortmeyer@oa.mo.gov

TO:     HARMONY HEALTH PLAN OF MISSOURI
23 PUBLIC SQUARE STE 400
BELLEVILLE IL  62220

RETURN AMENDMENT NO LATER THAN:  SEPTEMBER 25, 2008 AT 5:00 PM CENTRAL TIME

RETURN AMENDMENT TO:
(U.S. Mail) Div of Purchasing & Matls Mgt (DPMM) OR PO BOX 809 JEFFERSON CITY MO 65102-0809	(Courier Service) Div of Purchasing & Matls Mgt (DPMM) 301 WEST HIGH STREET, ROOM 630 JEFFERSON CITY MO 65101-1517

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Department of Social Services, MO HealthNet Division
Post Office Box 6500
Jefferson City MO  65102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME Harmony Health Plan of Illinois Inc., d/b/a/ Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO. Harmony Health Plan of Illinois, Inc
MAILING ADDRESS 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, IL 62220	CITY, STATE, ZIP CODE Chicago, IL 60606

CONTACT PERSON Ms. Tina Gallagher	EMAIL ADDRESS Tina.Gallagher@wellcare.com
PHONE NUMBER (800) 608-8158 Ext. 2405	FAX NUMBER (800) 608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) ___ FEIN ___ SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
  VENDOR TAX FILING TYPE WITH IRS (CHECK ONE)                                                                                                                (NOTE:  LLC IS NOT A VALID TAX FILING   TYPE.)

 ___ Corporation         ___ Individual         ___ State/Local Government         ___ Partnership         ___ Sole Proprietor         ___Other ________________

AUTHORIZED SIGNATURE /s/ Heath Schiesser	DATE 9-24-08
PRINTED NAME Heath Schiesser	TITLE President and CEO

Contract C306118005	Page 2

AMENDMENT 010 (REVISED) TO CONTRACT C306118005

CONTRACT TITLE:	Mo Health net Managed Care – Eastern Region

CONTRACT PERIOD:	July 1, 2008 through June 30, 2009

The State of Missouri hereby desires to amend the above-referenced contract, as follows.

1.           Paragraph 2.4.9 is hereby amended effective July 1, 2008 as follows:

2.4.9
The health plan shall maintain the fee schedule for office visit services and dental services located in Attachment 14 at no lower than the MO HealthNet fee-for-service fee schedule in effect at the time of service.  The fee schedule for office visit services included in Attachment 14 is for dates of services July 1, 2006 through June 30, 2007.  The fee schedule for dental services included in Attachment 14 are for dates of service July 1, 2006 through June 30, 2008.

2.           Paragraph 2.4.9 d. and e. is hereby inserted effective July 1, 2008 as follows:

2.4.9 d.
A physician fee increase will be implemented effective July 1, 2008. Physician reimbursement rates that are currently less than 62.5% of the Medicare reimbursement rate will increase to 62.5% and physician reimbursement rates currently at or above 62.5% will remain unchanged.  The MO HealthNet Online Fee-For-Service Fee Schedule is available electronically at the MO HealthNet Division's website:  http://www.dss.mo.gov/mhd/providers/pages/cptagree.htm.

2.4.9 e.
Effective July 1, 2008, the MO HealthNet Managed Care health plan shall increase the rates for physician services provided to MO HealthNet Managed Care enrollees in accordance with the fee-for-service rate increases.  The MO HealthNet Managed Care health plan's capitation rates will be adjusted effective July 1, 2008 to reflect the increases for physician services.  The MO HealthNet Managed Care health plan shall request and receive proof from its health care services subcontractors that these increases have been passed on to providers beginning July 1, 2008.  Such proof shall be provided to the state agency upon request.

3.	Paragraph 2.4.9 f. is hereby inserted effective July 1, 2008 as follows:

2.4.9 f.
The Missouri 94th General Assembly approved a fee increase for the MO HealthNet Optical and Dental Programs.  The reimbursement rates for certain optical and dental services will be implemented for dates of service on or after July 1, 2008.  The MO HealthNet Online Fee-For-Service Fee Schedule is available electronically at the MO HealthNet Division's website:  http://www.dss.mo.gov/mhd/providers/pages/cptagree.htm.

4.	Attachment 5 is hereby revised effective July 1, 2008.

5.	Attachment 13 is hereby revised effective July 1, 2008.

6.	Attachment 14 is hereby revised effective July 1, 2008.

Contract C306118005	Page 3

The contractor shall indicate in Column 2 on the attached Pricing Page, any changes to the firm fixed prices of the contract for performing the required services in accordance with the terms, conditions, and provisions of the contract, including the above stated changes.  The contractor's firm, fixed PMPM Net Capitation Rate for Each Category of Aid (COA) Rate subgroup must not exceed the State's Maximum Net Capitation Rate listed in Column 1.

All other terms, conditions and provisions of the contract shall remain the same and apply hereto.

The contractor shall sign and return this document, on or before the date indicated, signifying acceptance of the amendment.

5.3 East Region - Firm Fixed Net Capitation Pricing Page

July 1, 2008
			Column 1	Column 2
Category of Aid	Age	Sex	State's Maximum Net Capitation Rate (Per Member, Per Month)	Firm Fixed Net Capitation Rate (Per Member, Per Month)
1	Newborn < 01	Male and Female	$$988.79	$$988.79
1	01 - 06	Male and Female	$$147.77	$$147.77
1	07 - 13	Male and Female	$$114.64	$$114.64
1	14 - 20	Female	$$221.94	$$221.94
1	14 - 20	Male	$$138.91	$$138.91
1	21 - 44	Female	$$342.35	$$342.35
1	21 - 44	Male	$$239.74	$$239.74
1	45 - 99	Male and Female	$$528.33	$$528.33
4	00 - 20	Male and Female	$$233.48	$$233.48
1&4	Delivery		$$5,059.90	$$5,059.90

5	00 - 06	Male and Female	$$172.28	$$172.28
5	07 - 13	Male and Female	$$148.51	$$148.51
5	14 - 18	Male and Female	$$193.76	$$193.76
5	Delivery		$$5,059.90	$$5,059.90

EAST REGION		Attachment 5
Family Planning and STD Treatment Providers		Jul-2008

Franklin County:
Name	Address	City	State	ZIP
Family Planning Clinic	920L Saint Clair Plaza Dr	St Clair	MO	63077

Iron County:
Name	Address	City	State	ZIP
East Missouri Action Agency Family Planning	606 W Russell	Ironton	MO	63650

Madison County:
Name	Address	City	State	ZIP
East Missouri Action Agency Family Planning	806 W College Ave	Fredericktown	MO	63645

Perry County:
Name	Address	City	State	ZIP
East Missouri Action Agency Family Planning	519 Old Saint Marys Road	Perryville	MO	63775

St. Francois County:
Name	Address	City	State	ZIP
East Missouri Action Agency Family Planning	107 Industrial Drive	Park Hills	MO	63601

St. Louis City:
Name	Address	City	State	ZIP
Planned Parenthood of the St Louis Region	4251 Forest Park Ave	St Louis	MO	63108

Warren County:
Name	Address	City	State	ZIP
NECAC Health Services	120 E Booneslick	Warrenton	MO	63383

Other:
Name	Address	City	State	ZIP
East Missouri Action Agency Family Planning	1111 Linden	Cape Girardeau	MO	63702
NECAC Family Planning Center	24 Northport Plaza	Hannibal	MO	63401

Some local Public Health Agencies may also provide Family Planning and STD Treatment Services.
Contact your local County Health Department for more information.

EAST REGION	Attachment 5
Jul-2008
Local Health Agencies

Crawford County Nursing Service	St Charles County Dept of Health
202 W Main Street	1650 Boonslick Road
Steelville, MO 65565	St Charles, MO 63301

Franklin County Health Services	St Francois County Health Dept
15 South Oak	1025 W Main
Union, MO 63084	Park Hills, MO 63601

Iron County Health Department	St Louis County Department of Health
606 W Russell	111 S Meramec
Ironton, MO 63650	Clayton, MO 63105

Jefferson County Health Department	City of St Louis Department of Health
405 Main Street	634 N Grand
Hillsboro, MO 63050	St Louis, MO 63103

Lincoln County Health Department	Ste Genevieve County Health Dept
5 Health Department Drive	115 Basler Drive
Troy, MO 63379	Ste Genevieve, MO 63670

Madison County Health Department	Warren County Health Department
806 W College Ave	104 W Booneslick
Fredericktown, MO 63645	Warrenton, MO 63383

Perry County Health Department	Washington County Health Dept
406 N Spring	520 Purcell Drive
Perryville, MO 63775	Potosi, MO 63664

Pike County Health Department
5 E Church Street
Bowling Green, MO 63334

EAST REGION	Attachment 5
July-2008
Federally Qualified Health Centers (FQHC)
Franklin County:
Name	Address	City	State	ZIP
Crider Center South (Behavioral)	416 Market Street	Washington	MO	63090
Crider Center South (Dental)	851 E 5th Street Ste 132	Washington	MO	63090

Iron County:
Name	Address	City	State	ZIP
Annapolis Family Clinic	Highway 49	Annapolis	MO	63620
Iron County Medical Clinic	301 N Highway 21	Pilot Knob	MO	63663
Ironton Medical Clinic	128 W Russell	Ironton	MO	63650
Viburnum Medical Clinic	#9 Viburnum Shopping Ctr	Viburnum	MO	65566

St. Charles County:
Name	Address	City	State	ZIP
Crider Health Center Central	1032 Crosswinds Court	Wentzville	MO	63385
Crider Health Center East	300 Water Street	St Charles	MO	63301

St. Francois County:
Name	Address	City	State	ZIP
Great Mines Health Center of Farmington	1101 Weber Road	Farmington	MO	63640

St. Louis City:
Name	Address	City	State	ZIP
Family Care Health Centers (Carondelet)	401 Holly Hills Ave	St Louis	MO	63111
Family Care Health Centers (Forest Park)	4352 Manchester Rd	St Louis	MO	63110
Florence Hill Health Center	5541 Riverview Blvd	St Louis	MO	63120
Grace Hill @ St. Patrick Health Service	800 N Tucker	St Louis	MO	63101*
Grace Hill Murphy-O'Fallon Health Center	1717 Biddle Street	St Louis	MO	63106*
Grace Hill Soulard-Benton Health Center	2220 Lemp	St Louis	MO	63104*
Grace Hill South Health Center	3400 S Jefferson	St Louis	MO	63118*
Grace Hill Water Tower Health Center	4308 N Grand	St Louis	MO	63107*
Homer G. Phillips Health Center	2425 Whittier St	St Louis	MO	63113
Myrtle Hilliard Davis Comprehensive Health Center	5471 Martin Luther King Dr	St Louis	MO	63112
Myrtle Hilliard Davis Comprehensive Health Center II	4411 N Newstead	St Louis	MO	63115
Peoples Health Centers	5701 Delmar Blvd	St Louis	MO	63112

St. Louis County:
Name	Address	City	State	ZIP
Peoples Health Centers	11642 W Florissant	Florissant	MO	63033
Peoples Health Centers	7200 Manchester Rd	Maplewood	MO	63143

Warren County:
Name	Address	City	State	ZIP
Crider Health Center West	1428 N State Hwy 47	Warrenton	MO	63383

Washington County:
Name	Address	City	State	ZIP
Great Mines Health Center	600 Purcell Drive Suite B	Potosi	MO	63664

Other:
Name	Address	City	State	ZIP
Valley Springs Medical Clinic	County Road 814	Black	MO	63625
Cross Trails Medical Center	408 S Broadview St	Cape Girardeau	MO	63703
Ellington Family Clinic	Hwy 106 & 2nd Street	Ellington	MO	63638
Cross Trails Medical Center	109 Highway 51 N	Marble Hill	MO	63764

*St. Louis City: Grace Hill listings per Gerald Sonnenberg (Grace Hill Director of Communications) 07-10-2008.

EAST REGION		Attachment 5
		Jul-2008
Rural Health Clinics (RHC)
Crawford County:
Name	Address	City	State	ZIP
Bourbon Medical Office	240 College Road	Bourbon	MO	65441
Cuba Medical Office	102 Ozark Street	Cuba	MO	65453
Healthnet Regional Center of Cuba	412 N Franklin	Cuba	MO	65453
SJC-Cuba	114 Downy Street	Cuba	MO	65453
SJC-Steelville	518 Pine Street	Steelville	MO	65565
Steelville Medical Office	510 W Main Street	Steelville	MO	65565
Riverside Medical Clinic	101 Progress Drive	Sullivan	MO	63080
Sullivan Medical Office	965 Mattox	Sullivan	MO	63080

Franklin County:
Name	Address	City	State	ZIP
St Johns Mercy Hospital Clinic	851 E 5th Street Ste 312	Washington	MO	63090

Iron County:
Name	Address	City	State	ZIP
Arcadia Valley Family Clinic	305 Maple Street	Pilot Knob	MO	63663

Jefferson County:
Name	Address	City	State	ZIP
De Soto Family Practice	12 Jefferson Square	De Soto	MO	63020
Byrnes Mill Medical Center	100 Osage Executive Circle	House Springs	MO	63051

Lincoln County:
Name	Address	City	State	ZIP
Glennon Care Pediatrics	1165A East Cherry	Troy	MO	63379
Troy Family Practice	344 S Lincoln Drive	Troy	MO	63379
Troy Surgical Clinic	900 E Cherry Street	Troy	MO	63379

Madison County:
Name	Address	City	State	ZIP
Chands Medical Office	733 W Main Street	Fredericktown	MO	63645
Community Health Care Associates	735 W Main Street	Fredericktown	MO	63645
Fredericktown Primary Care	309 Garrett Street	Fredericktown	MO	63645
Madison Medical Center RHC	611 W Main Street	Fredericktown	MO	63645

Perry County:
Name	Address	City	State	ZIP
Convenient Care Clinic	624 Old Saint Marys Road	Perryville	MO	63775
Perry Kids Pediatrics	210 Hospital Lane Ste 202	Perryville	MO	63775
Perryville Family Care Clinic	212 Hospital Lane Ste 101	Perryville	MO	63775
Perry County Womens Care	212 Hospital Lane Ste 205	Perryville	MO	63775

Pike County:
Name	Address	City	State	ZIP
Eastern Missouri Health Services	214 W Church Street	Bowling Green	MO	63334
Pike Medical Clinic Inc.	Jct 61 & 161	Bowling Green	MO	63334
Eastern Missouri Health Services	2305 W Georgia	Louisiana	MO	63353
Pike Medical Clinic Inc.	211 S Third	Louisiana	MO	63353

St. Francois County:
Name	Address	City	State	ZIP
Bonne Terre Primary Care	55 Nesbit Drive	Bonne Terre	MO	63628
Chands Medical Office	1031 Karsch Road	Farmington	MO	63640
Farmington Primary Care	1101 Weber Rd Ste 302	Farmington	MO	63640
Medical Arts Clinic	1103 West Liberty	Farmington	MO	63640

EAST REGION		Attachment 5
		Aug-2008
Rural Health Clinics (RHC)
Ste. Genevieve County:
Name	Address	City	State	ZIP
Family Health Care - Pointe Basse	753 Pointe Basse Drive	Ste Genevieve	MO	63670
Ste Genevieve Family Health Center	930 Park Drive	Ste Genevieve	MO	63670

Warren County:
Name	Address	City	State	ZIP
Glennon Care Pediatrics at Warrenton	511 Ashland	Warrenton	MO	63383

Washington County:
Name	Address	City	State	ZIP
Heartland Medical Center	10048 Settle Mill Road	Cadet	MO	63630
Austin Plaza Primary Care	108 Frizzell Suite 5	Potosi	MO	63664
Healthway Primary Care	200 Health Way Drive	Potosi	MO	63664
Potosi Medical Clinic	1 Kwan Plaza	Potosi	MO	63664
Quality Health Care, Inc.	600 Purcell Drive Suite 1	Potosi	MO	63664
Simpelo Medical Clinic	108 Frizzell Suite 6	Potosi	MO	63664
Byrnes Mill Medical Center-Richwoods	10649 State Hwy A	Richwoods	MO	63071

Other:
Name	Address	City	State	ZIP
Barry Rural Health Clinic	868 Mortimer	Barry	IL	62312
A Womans Life Holistic Fam HC Ctr	36 Doctors Park	Cape Girardeau	MO	63703
Cape Girardeau Co Public	1121 Linden St	Cape Girardeau	MO	63702
Immediate Healthcare	1702 N Kingshighway	Cape Girardeau	MO	63701
Medstop One Inc	3065 Williams St	Cape Girardeau	MO	63703
Midtown Family Medical Center	24 N Sprigg St	Cape Girardeau	MO	63701
River City Health Clinic	224 N Frederick	Cape Girardeau	MO	63701
Advanced Community Care Clinic	Route 4 Box 4629	Ellington	MO	63638
Reynolds Co Mem Hosp-Rains Clinic	Route 4 Box 4273	Ellington	MO	63638
Hermann Medical Arts	134 W 6th Street	Hermann	MO	65041
Southwest Medical Associates	1714 Wein Street	Hermann	MO	65041
Prompt Care	2130 E Jackson Blvd	Jackson	MO	63755
Mexico Family Health Care	626 Summit Suite L	Mexico	MO	65265
Mexico Health Services	809 Medical Park Drive Suite 104	Mexico	MO	65265
Mexico Pediatric Services	625 Summit	Mexico	MO	65265
Associated Medical Arts	504 N Sturgeon	Montgomery City	MO	63361
Montgomery City Medical Clinic	240 N Pickering	Montgomery City	MO	63361
Wilbers Family Care Clinic	111 E First Street	Montgomery City	MO	63361
Medical Clinic of Owensville	303 N First Street	Owensville	MO	65066
Perry Medical Clinic	1223 Main Street	Perry	MO	63462
Piedmont Family Clinic	1 Hals Plaza Drive	Piedmont	MO	63957
Wayne Medical Center	Route 4 Box 4515	Piedmont	MO	63957
Pittsfield Rural Hlth Affil	606 W Adams	Pittsfield	IL	62363
Pleasant Hill Rural Health	405 E State Street	Pleasant Hill	IL	62366
Rolla Urgent Care LLC	416 S Bishop Ave	Rolla	MO	65401
SJC-Rolla Medical Group	1601 N Bishop	Rolla	MO	65401
SJC-Rolla Internal Medicine	1100 W 10th St Ste 270	Rolla	MO	65401
SJC-Rolla Pediatrics	1100 W 10th St Ste 175	Rolla	MO	65401
Charles W Cunningham DO LLC	1010 Hwy 32 East	Salem	MO	65560
Salem Family Health Care Inc	Highway 72 North	Salem	MO	65560
SJC-Salem	404 W Rolla Rd	Salem	MO	65560
Forest City Family Practice	1000 N Jefferson	St James	MO	65559
SJC-St James	107 W Eldon Street	St James	MO	65559
Vandalia Medical Clinic	204 W Washington	Vandalia	MO	63382
Wellsville Medical Clinic	111 W Bates	Wellsville	MO	63384

	Attachment 5
	Jul-2008
EAST REGION

SAFETY NET HOSPITALS

St. Francois County:
Hospital	Address	City	State	ZIP
Southeast Missouri Mental Health Center	1010 W Columbia	Farmington	MO	63640

St. Louis City:
Hospital	Address	City	State	ZIP
Metropolitan St Louis Psychiatric Center	5351 Delmar	St Louis	MO	63112
St Louis Psychiatric Rehabilitation Center	5300 Arsenal	St Louis	MO	63139

St. Louis County:
Hospital	Address	City	State	ZIP
Hawthorn Childrens Psychiatric Hospital	1901 Pennsylvania	St Louis	MO	63133

EAST REGION		Attachment 5
		Jul-2008
Community Mental Health Centers (CMHC)

Jefferson County: (CMHC and Community Psychiatric Rehab)
Name	Address	City	State	ZIP
COMTREA Community Mental Health Center	227 Main Street	Festus	MO	63028

St. Charles County: (CMHC and Community Psychiatric Rehab)
Name	Address	City	State	ZIP
Crider Center for Mental Health	1032 Crosswinds Court	Wentzville	MO	63385

St. Francois County: (Community Psychiatric Rehab)
Name	Address	City	State	ZIP
Community Health Plus	1085 Maple Street	Farmington	MO	63640
Mineral Area CPRC Inc.	203 S Washington	Farmington	MO	63640
Southeast MO Community Treatment Ctr	512 E Main	Park Hills	MO	63601

St. Louis (City): (CMHC and Community Psychiatric Rehab)
Name	Address	City	State	ZIP
Hopewell Center	1504 S Grand	St Louis	MO	63104

St. Louis (City): (Community Psychiatric Rehab)
Name	Address	City	State	ZIP
Adapt	2301 Hampton Ave	St Louis	MO	63139
Community Health Plus	1430 Olive Street	St Louis	MO	63103
Family Resource Center Inc.	3309 S Kingshighway	St Louis	MO	63139
Independence Center	4380 West Pine	St Louis	MO	63108
Our Little Academy Therapeutic School	4330 Lindell Blvd	St Louis	MO	63108
Places For People Inc.	4130 Lindell Blvd	St Louis	MO	63108

Other: (CMHC)
Name	Address	City	State	ZIP
Mark Twain Area Counseling Center	917 Broadway	Hannibal	MO	63401

Other: (Community Psychiatric Rehab)
Name	Address	City	State	ZIP
Comprehensive Health Systems Inc.	Highway 61 & HH	Hannibal	MO	63401

Other: (CMHC and Community Psychiatric Rehab)
Name	Address	City	State	ZIP
Community Counseling Center	402 S Silver Springs Road	Cape Girardeau	MO	63703
East Central Missouri Behavioral Health Svcs	321 W Promenade	Mexico	MO	65265

East Region - EPSDT Withhold Amounts

			July 1, 2008
			EPSDT
CATEGORY			WITHHOLD
OF AID			AMOUNT
NUMBER	AGE	SEX	PER % POINT
1	<1 (NEWBORNS)	MALE AND FEMALE COMBINED	$0.12
	1-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.01
	14-20 YEAR OLDS	FEMALE	$0.03
	14-20 YEAR OLDS	MALE	$0.02

4	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

5	0-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-18 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

Central Region - EPSDT Withhold Amounts

			July 1, 2008
			EPSDT
CATEGORY			WITHHOLD
OF AID			AMOUNT
NUMBER	AGE	SEX	PER % POINT
1	<1 (NEWBORNS)	MALE AND FEMALE COMBINED	$0.12
	1-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-20 YEAR OLDS	FEMALE	$0.04
	14-20 YEAR OLDS	MALE	$0.02

4	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03

5	0-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-18 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

Western Region - EPSDT Withhold Amounts
With I-70 Expansion

			July 1, 2008
			EPSDT
CATEGORY			WITHHOLD
OF AID			AMOUNT
NUMBER	AGE	SEX	PER % POINT
1	<1 (NEWBORNS)	MALE AND FEMALE COMBINED	$0.09
	1-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-20 YEAR OLDS	FEMALE	$0.03
	14-20 YEAR OLDS	MALE	$0.02

4 OSJC	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
4 JC	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03

5	0-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-18 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

Western Region - EPSDT Withhold Amounts
With I-70 Expansion Without Pharmacy

			July 1, 2008
			EPSDT
CATEGORY			WITHHOLD
OF AID			AMOUNT
NUMBER	AGE	SEX	PER % POINT
1	<1 (NEWBORNS)	MALE AND FEMALE COMBINED	$0.09
	1-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-20 YEAR OLDS	FEMALE	$0.03
	14-20 YEAR OLDS	MALE	$0.02

4 OSJC	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
4 JC	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03

5	0-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-18 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

Western Region - EPSDT Withhold Amounts
Without I-70 Expansion

			July 1, 2008
			EPSDT
CATEGORY			WITHHOLD
OF AID			AMOUNT
NUMBER	AGE	SEX	PER % POINT
1	<1 (NEWBORNS)	MALE AND FEMALE COMBINED	$0.08
	1-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-20 YEAR OLDS	FEMALE	$0.03
	14-20 YEAR OLDS	MALE	$0.02

4 OSJC	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
4 JC	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03

5	0-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-18 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

Attachment 14

OFFICE VISIT SERVICES
Procedure Code	Program Type	Allowable Fee for Dates of Service July 1, 2006 through June 30, 2007
99201	Medical Services	$21.52
99201 GE	Medical Services	$21.52
99201 GT	Medical Services	$21.52
99201	Nurse Midwife	$21.52
99201	Podiatry	$21.52
99201GE	Podiatry	$21.52
99201 W2	Podiatry	$21.52
99201	Other Medical	$21.52
99201 GE	Other Medical	$21.52
99202	Medical Services	$38.23
99202 EP	Medical Services	$38.23
99202 GT	Medical Services	$38.23
99202 GT EP	Medical Services	$38.23
99202 GE	Medical Services	$38.23
99202 GE EP	Medical Services	$38.23
99202	Nurse Midwife	$38.23
99202 EP	Nurse Midwife	$38.23
99202	Podiatry	$38.23
99202 W2	Podiatry	$38.23
99202 GE	Podiatry	$38.23
99202	Other Medical	$38.23
99202 EP	Other Medical	$38.23
99202 GE	Other Medical	$38.23
99202 GE EP	Other Medical	$38.23
99203	Medical Services	$56.93
99203 EP	Medical Services	$56.93
99203 GE	Medical Services	$56.93
99203 GE EP	Medical Services	$56.93
99203 GT	Medical Services	$56.93
99203 GT EP	Medical Services	$56.93
99203	Nurse Midwife	$56.93
99203 EP	Medical Services	$56.93
99203	Podiatry	$56.93
99203 W2	Podiatry	$56.93
99203	Other Medical	$56.93
99203 EP	Other Medical	$56.93
99203 GE	Other Medical	$56.93
99203 GE EP	Other Medical	$56.93
99204	Medical Services	$80.62

Attachment 14

OFFICE VISIT SERVICES
Procedure Code	Program Type	Allowable Fee for Dates of Service July 1, 2006 through June 30, 2007
99204 EP	Medical Services	$80.62
99204 GT	Medical Services	$80.62
99204 GT EP	Medical Services	$80.62
99204	Nurse Midwife	$80.62
99204 EP	Nurse Midwife	$80.62
99204	Podiatry	$80.62
99204 W2	Podiatry	$80.62
99204	Other Medical	$80.62
99204 EP	Other Medical	$80.62
99205	Medical Services	$102.58
99205 EP	Medical Services	$102.58
99205 GT	Medical Services	$102.58
99205 GT EP	Medical Services	$102.58
99205	Nurse Midwife	$102.58
99205 EP	Nurse Midwife	$102.58
99205	Podiatry	$102.58
99205 W2	Podiatry	$102.58
99205	Other Medical	$102.58
99205 EP	Other Medical	$102.58
99211	Medical Services	$12.55
99211 GE	Medical Services	$12.55
99211 GT	Medical Services	$12.55
99211	Nurse Midwife	$12.55
99211	Podiatry	$12.55
99211 W2	Podiatry	$12.55
99211 GE	Podiatry	$12.55
99211	Other Medical	$12.55
99211 GE	Other Medical	$12.55
99212	Medical Services	$22.60
99212 GT	Medical Services	$22.60
99212 GE	Medical Services	$22.60
99212	Nurse Midwife	$22.60
99212	Podiatry	$22.60
99212 W2	Podiatry	$22.60
99212 GE	Podiatry	$22.60
99212	Other Medical	$22.60
99212 GE	Other Medical	$22.60
99213	Medical Services	$30.86
99213 GE	Medical Services	$30.86

Attachment 14

OFFICE VISIT SERVICES
Procedure Code	Program Type	Allowable Fee for Dates of Service July 1, 2006 through June 30, 2007
99213 GT	Medical Services	$30.86
99213	Nurse Midwife	$30.86
99213	Podiatry	$30.86
99213 W2	Podiatry	$30.86
99213 GE	Podiatry	$30.86
99213	Other Medical	$30.86
99213 GE	Other Medical	$30.86
99214	Medical Services	$48.45
99214 EP	Medical Services	$48.45
99214 GT	Medical Services	$48.45
99214 GT EP	Medical Services	$48.45
99214	Nurse Midwife	$48.45
99214 EP	Nurse Midwife	$48.45
99214	Podiatry	$48.45
99214 W2	Podiatry	$48.45
99214	Other Medical	$48.45
99214 EP	Other Medical	$48.45
99215	Medical Services	$70.63
99215 EP	Medical Services	$70.63
99215 GT	Medical Services	$70.63
99215 GT EP	Medical Services	$70.63
99215	Nurse Midwife	$70.63
99215 EP	Nurse Midwife	$70.63
99215	Podiatry	$70.63
99215 W2	Podiatry	$70.63
99215	Other Medical	$70.63
99215 EP	Other Medical	$70.63

Attachment 14

DENTAL SERVICES July 1, 2006 through June 30, 2008
Procedure Code	Age
D0210	0-125
D0270	0-125
D0272	0-125
D0330	0-125
D0340	0-20
D0350	0-20
D1110	13-125
D1203	0-20
D1204	21-125
D1351	0-20
D2140	0-125
D2150	0-125
D2160	0-125
D2161	0-125
D2330	0-125
D2331	0-125
D2332	0-125
D2335	0-125
D2910	0-125
D2920	0-125
D2930	0-125
D2931	0-125
D2932	0-125
D2940	0-125
D3220	0-125
D3310	0-125
D3320	0-125
D3330	0-125
D3346	0-125
D3347	0-125
D3348	0-125
D3410	0-125
D3421	0-125
D3425	0-125
D4210	0-125
D5510	0-125
D5520	0-125
D5610	0-125
D5630	0-125
D5640	0-125

Attachment 14

DENTAL SERVICES July 1, 2006 through June 30, 2008
Procedure Code	Age
D5650	0-125
D5660	0-125
D5710	0-125
D5711	0-125
D5721	0-125
D5730	0-125
D5731	0-125
D5740	0-125
D5741	0-125
D5750	0-125
D5751	0-125
D5760	0-125
D5761	0-125
D5820	0-125
D5821	0-125
D6930	0-125
D7220	0-125
D7230	0-125
D7240	0-125
D7241	0-125
D7960	0-125
D7970	0-125
D9110	0-125
D9241	0-125
D9910	0-125
D9951	0-125

NOTE:  The health plan shall review provider bulletins posted on the DMS website for future code changes due to HCPCS and HIPAA.